                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: FEBRUARY 2, 2000

                        (Date of Earliest Event Reported)


                          CAPSTEAD MORTGAGE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        MARYLAND                      1-8896                      75-2027937
(State of Incorporation)       (Commission File No.)           I.R.S. Employer
                                                             Identification No.)


                        8401 NORTH CENTRAL EXPRESSWAY
                                 SUITE 800
                               DALLAS, TEXAS                         75225
                    ----------------------------------------       ----------
                    (Address of Principal Executive Offices)       (Zip Code)


        Registrant's Telephone Number, Including Area Code: (214) 874-2323


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements:  None.

EXHIBITS:

EXHIBIT
NUMBER

10.37 Form of Amendment No. 1 to the Supplemental Agreement to the Stock Purchase Agreement by and among Capstead Mortgage Corporation and Fortress Cap LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CAPSTEAD MORTGAGE CORPORATION


February 3, 2000                             By: /s/ Phillip A. Reinsch
                                                 -------------------------------
                                                 Phillip A. Reinsch - Senior
                                                 Vice President - Control


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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------

10.37    Form of Amendment No. 1 to the Supplemental Agreement to the Stock
         Purchase Agreement by and among Capstead Mortgage Corporation and
         Fortress Cap LLC.